POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 14, 2013 TO THE
SUMMARY PROSPECTUS DATED MARCH 1, 2013 OF:

PowerShares CEF Income Composite Portfolio

PowerShares CEF Income Composite Portfolio (the "Fund") no longer utilizes a representative sampling approach to seek to replicate, before fees and expenses, its underlying index. Instead, the Fund generally invests in all of the securities comprising its underlying index in proportion to the weightings of the securities in that underlying index. Accordingly, effective immediately, the Prospectus is changed as follows:

•  On page 1, the fifth sentence in the section titled "Principal Investment Strategies" is deleted and replaced with the following:

The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

•  On page 3, under the section titled "Principal Risks of the Fund," the third sentence of the subsection titled "Non-Correlation Risk" is deleted.

•  On page 4, under the section titled "Principal Risks of the Fund," the subsection titled "Sampling Risk" is deleted.

Please Retain This Supplement For Future Reference.

P-PCEF-SUMPRO-1 SUP-1 061413